SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 Current Report
          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      March 31, 1998 (Date of earliest event reported)

                           CORNERSTONE PROPERTIES INC.
             (Exact name of registrant as specified in its charter)

            Nevada                  0-10421            74-2170858
(State or other jurisdiction of   (Commission        (IRS Employer
        incorporation)           File Number)      Identification No.)

                           Cornerstone Properties Inc.
                              126 East 56th Street
                               New York, NY 10022
                    (Address of principal executive offices)

                                       (212) 605-7100
                              (Registrant's telephone number,
                              including area code)

Item 5. Other Events
        ------------
        The press release issued by the Registrant, dated March 31, 1998, a copy of which is included with this Form 8-K as Exhibit 99, is incorporated herein by reference.


Item 7. Financial Statements and Exhibits
        ---------------------------------
        (c) Exhibits
        Exhibit 99 - Press release, dated March 31, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              CORNERSTONE PROPERTIES INC.
                              (Registrant)

                              By:/s/ John S. Moody.
                                     John S. Moody, Chairman and Chief
                                     Executive Officer

                              Date:  April 2, 1998


                              By:/s/ Kevin P. Mahoney.
                                     Kevin P. Mahoney, Chief Financial Officer

                              Date:  April 2, 1998

EXHIBIT 99

                    CORNERSTONE PROPERTIES INC. CLOSES CHICAGO LAND SALE

New York, NEW YORK (March 31, 1998) -- Cornerstone Properties Inc. (NYSE:CPP) announced today that it has sold a parcel of land in downtown Chicago to a group controlled by the J. Paul Beitler Development Company. Located at the corner of State and Adams Streets, the now-vacant site was formerly the location of Montgomery Ward's flagship store.

Terms of the deal were not disclosed, however, the Company noted that the sale of the land will not have any material effect on future financial results. The land was acquired as part of a larger transaction last October, when Cornerstone purchased a portfolio of nine properties from the Dutch Institutional Holding Company, Inc. (DIHC).

Commenting on the Chicago transaction, Scott Dalrymple, Cornerstone's Vice President of Asset Management, said, "We had no immediate plans for the development of the site and, in fact, it has always been our intention to sell the land, which we feel is consistent with Cornerstone's strategy of selling non-core assets." The Company was assisted in the sale by Charles Nash of Concord Realty Advisors, Inc.

Cornerstone Properties Inc. is a self-administered equity real estate investment trust (REIT) investing exclusively in Class A quality office properties in prime locations in major metropolitan areas and central business districts. The Company, through its subsidiaries, currently owns 19 Class A quality office properties throughout the United States totaling 10.9 million rentable square feet. Headquartered in New York City, the Company's stock is traded on the New York Stock Exchange under the ticker symbol CPP.

The matters described herein contain forward-looking statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, economic and real estate industry conditions, leasing risk, rollover risk, tenant credit risk, interest rate risk, and other factors detailed in the Company's registration statement and periodic reports filed with the Securities & Exchange Commission.